Exhibit 99.1

AUXILIUM

Innovations for Life TM

1

September 2011 (NASDAQ: AUXL)

2

Safe Harbor Statement

We will make various remarks relating to our current plans, potential future events, and what we believe to be the prospects for the Company during this conference call that constitute forward-looking statements for purposes of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995. Today our forward-looking statements will cover, among other things, the Company’s expected financial performance, results and strategic priorities during 2011; the design and methodology, and the timing to report results, of the phase III trials for XIAFLEX for the treatment of Peyronie’s; the commercial success in the U.S. of XIAFLEX for Dupuytren’s contracture; Pfizer’s ability to commercialize XIAPEX for Dupuytren’s contracture in EU and Eurasian markets, including the timing or likelihood of additional launches in those markets and our receipt of any applicable milestone payments from Pfizer; Asahi Kasei Pharma’s ability to develop, register for approval and commercialize XIAFLEX for Dupuytren’s contracture and Peyronie’s disease in Japan; the potential for XIAFLEX to become the standard of care for the treatment of Dupuytren’s and the size of the Dupuytren’s market; the use of concurrent multiple injections of XIAFLEX to treat several joints in the same hand at the same time; the durability of XIAFLEX treatment outcomes; future rates of recurrence; the trend of using fewer injections of XIAFLEX per joint and the outcome for Dupuytren’s contracture patients; the completion of the analysis of trial data; publication of full results of the study in an appropriate medical journal; the potential for a label change for ; a planned clinical trial to assess multiple concurrent injections of XIAFLEX; the potential for adverse events when using XIAFLEX for the treatment of Dupuytren’s contracture in the future; the ability to obtain reimbursement for XIAFLEX, developments in the reimbursement process and the effect of the reimbursement process on the success of the XIAFLEX launch, including the timing and likelihood of the issuance of a CPT code for XIAFLEX; the long-term demand for XIAFLEX; the effect of the identified leading indicators on the success of the XIAFLEX launch and future net revenues; additional Phase IV clinical trials for XIAFLEX; peer to peer dialogue programs for U.S. physicians and our U.S. patient education campaign; the potential for XIAFLEX to be used in multiple indications, including for the treatment of cellulite, Frozen Shoulder syndrome and canine and human lipomas, the effectiveness of XIAFLEX for any such indications, and the success of efforts to advance any such new indications; patent protection for XIAFLEX; the cellulite market; the timing, commencement, methodology, safety and efficacy of planned clinical trials for XIAFLEX for the treatments of cellulite, frozen shoulder syndrome, and human and canine lipomas; our future relationship with BioSpecifics Technologies Corp.; the likelihood and effect of competition in the testosterone replacement therapy gel market; business development efforts and opportunities to build out the Company’s pipeline; our ability to maximize the value of XIAFLEX and Testim, deliver on our current pipeline, build out our pipeline and create shareholder value; the timing and likelihood of the Company achieving profitability and sustaining growth. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 under the heading “Risk Factors,” which are on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors—SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation. Safe Harbor Statement

3

Our Vision Is to Become a Rapidly Growing, Profitable and Sustainable Biopharmaceutical Company

Shareholder Value

Maximize Value of Testim and XIAFLEX

Deliver on Current Pipeline

Build Out Pipeline in Specialty Therapeutic Areas

4

XIAFLEX and Testim Are Global Product Opportunities

U.S. Canada EU Japan Open ROW Open Open Territory XIAFLEX Testim

Auxilium Has a 6 Year Net Revenue CAGR of 42.5%



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Net Revenue (000's)
2Q11 XIAFLEX Net Revenues $15.4M (including $9.9M in U.S. revenues)
2Q11 Testim Net Revenues $50.5M, 7% y/y growth
Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Testim Net Revenue
XIAFLEX Net Revenue

AUXILIUM
Innovations for Life™

5

6

XIAFLEX

Collagenase clostridium histolyticum

PARADIGM CHANGING TREATMENT

7

Dupuytren’s Contracture Is Debilitating for Patients and Surgery Has Been the Standard of Care

•Excessive collagen in fascia of hand

•Nodules or pits are an early, active presentation

•Rope-like cords develop in the finger and result in contractures

•Quality of life and daily activities affected

•Surgery has been reserved for advanced disease due to the nature of the disease, unpredictable results, complications, long recovery time and recurrence/additional surgeries

Immediately post-operative

Intra-operative open fasciectomy

Pictures courtesy of Dr. Clayton Peimer

pre-operative open fasciectomy

8

We Believe XIAFLEX Is a Paradigm Changing Treatment

• Simple, non-invasive injection of XIAFLEX

• Established mechanism of action and selective for specific types of collagen

• XIAFLEX’s post-approval profile is consistent with clinical trial experience

Pre XIAFLEX injection

30 days following XIAFLEX injection

Strategies for Establishing XIAFLEX as the Standard of Care

•Disseminate our excellent clinical efficacy and safety data;

•Facilitate peer to peer dialogue with physicians and reimbursement specialists;

•Educate patients and health care providers who inject, as well as those who refer to our target specialists, on a non-surgical option;

•Streamline the reimbursement process, and;

•Activate a critical mass of experienced prescribers

XIAFLEX Launch Strategy is Tailored to Customer Needs

•~ 6,000 target physicians

–Hand surgeons, plastic surgeons, orthopedic surgeons, general surgeons, rheumatologists

•~ 100 field based personnel

–Sales reps, sales managers, and reimbursement specialists

•Medical science liaisons

–Key opinion leader and regional opinion leader support

We Believe the U.S. Dupuytren’s Opportunity Is Significant

70,000 Surgical 2,3,4 Patients Annually

300,000 Diagnosed Patients Annually 2,3,4

>1 Million Diagnosed Patients 2,4

1.Dupuytren’s Disease – Tubiana, LeClerq, Hurst, Badalamente, Mackin

2.SDI Claims Data Based Projections

3.Medicare Data Based Projections (BESS database used, Medicare 5% database also used to validate numbers)

4.Auxilium Research (Patient Segmentation, Forecast Research, WK/AMA Databases)

Sources: $350 Million Market Opportunity

$1 Billion Annual Market Opportunity

>$3 Billion Market Opportunity

New XIAFLEX Data from ASSH 2011

XIAFLEX U.S. Post-Marketing Safety Experience Comparable to Clinical Trial Experience

•Information reported since U.S. approval of XIAFLEX

–Feb 2, 2010 to June 30, 2011

•Approximately 11,000 injections administered post-approval in the U.S.

–Approximately 1.1 injections per patient

–Assumption: Approximately 10,000 patients

•No clinically significant change in nature of events expected

•Reporting rate did not suggest worsening in occurrence of any events

•No safety signals identified

0 10 20 30 40 50 60 70 80

-300 -150 0 150 300 450 600 750 900 1050 1200

Fixed Flexion Contracture (degrees)

Time (Days from Achieving 0—5 degrees)

Non-Recurrent MP Joints (N=321)

Recurrent MP Joints (N=96)

Baseline Day Achieving 0—5 degree

Year 1 cut off

Year 2 cut off Year 3 cut off

21% of Joints 71% of Joints Recurrence Threshold

Success Threshold

71% of XIAFLEX Patients Did not Recur and Maintained Low Degrees of Contracture at Three Years

Benefit of Treatment:

Recurrent Joints

At 3 years mean FFC has yet to return to pre-treatment Levels

Non-Recurrent

Joints Mean FFC nearly the same as FFC at time of success (0 to 5°)

XIAFLEX Chart Review—Real World Outcomes with XIAFLEX Are Better than Results from Clinical Trials

•In a chart review, XIAFLEX injection/joint rate of 1.09 was 36% lower in real world use, compared to clinical trial experience, with equivalent outcomes

•Range of Motion and Contracture Reduction were equivalent to published clinical trial efficacy

•The trend towards fewer injections per joint over time may reflect use of anesthesia, patient defined endpoint, a changing patient mix over time, or a “learning curve”

XIAFLEX Chart Review- Full Release Rates Following First Injection were Higher than in Clinical Trials

Retrospective Chart Abstract Study (2010) Prospective CORD 1 Trial 1

Full cord release 178* (63%) 79** (39%)

Partial release 95 (34%) 116 (57%)

No cord release*** 8 (3%) 8 (4%)

Total 281(100%) 203 (100%)

* Assessed on day of extension visit of first injection.

** Reported 30 days after first injection.

*** Mean contracture improvement: Chart Review: 32.9°, CORD 1: 27°

Chi-square = 28.3, degrees of freedom = 1, P< 0.0001.

1. Hurst LC, Badalamente MA, Hentz VR, Hotchkiss RA, Kaplan TD, et al. Injectable Collagenase Clostridium Histolyticum for Dupuytren’s Contracture. NEJM 2009;361:968-979.

Multicord Proof of Concept Data Suggests Ability to Treat Multiple Cords Concurrently with XIAFLEX

•Concurrent injection of two doses (0.58 mg) of XIAFLEX into the same hand is well tolerated

–Efficacy consistent with that demonstrated with single injections

–Safety profile similar to single injection

–No measurable systemic absorption of XIAFLEX

•Full efficacy and safety dataset supports opportunity for larger trial

•Publication opportunities and considerations for label change

•Treatment of multiple cords concurrently with XIAFLEX would provide similar paradigm to surgical options

Launch Update Through August 2011

Leading Indicators Trending Positively

—Cumulative enrollment & sites that have ordered XIAFLEX

1994 2097 2202 2306 2400 2512 2597 2669 2765 2820 2885 2974

1422 1509 1613 1693 1758 1845 1937 2002 2077 2134 2180 2250

500 576 671 772 841 902 983 1048 1100 1156 1203 1244

0 500 1000 1500 2000 2500 3000 3500

Sep Oct Nov Dec Jan ’11 Feb Mar Apr May Jun Jul Aug

PHYSICIAN ENROLLMENTS

SITES ENROLLED

UNIQUE SITES ORDERING

Sites Moving from Test Drive to Increasing Usage

Injections per Site

Feb (902 Sites)

Mar (983 Sites)

Apr (1048 Sites)

May (1100 Sites)

June (1156 Sites)

July (1203 Sites)

August (1244 Sites)

0 50 100 150 200 250 300 350 400 450 500

1-2 Injections

3-10 Injections

11+ Injections

408 347 147 429 372 182 438 407 203 434 437 229 444 451 261 460 457 286 456 480 308

Number of Sites

Quarterly XIAFLEX Revenue (in $ millions) * Includes one-time revenue recognition change of $1.8 million

$2.0 $4.6 $7.3 $8.7 $9.9 $1.1 $1.1 $1.1 $1.8 $5.5

$- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0

Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011

U.S. Revenues

EX- U.S. and Contract Revenues$1.8*

We Expect the Global Dupuytren’s Market to Develop in 2011 and 2012

U.S.

•XIAFLEX specific J-code J0775 effective Jan. 1

•U.S. CPT code guidance expected for Jan. 2012

•Additional phase IV clinical trials

•Increasing peer to peer dialogue programs for U.S. physicians

•Targeted U.S. patient education campaign planned

ROW

•Pfizer launch of XIAPEX® in EU began in 2Q11

•Asahi Kasei development of XIAFLEX in Japan

Testim® 1% Testosterone Gel

•Indicated for testosterone replacement therapy in adult males for hypogonadism

•Launched in U.S. in 2003 and EU in 2006

•>8 yrs of use with established safety and efficacy

>~100M daily doses since launch

>16 clinical studies involving approx. 1,800 patients

•Applied once daily at 5-10mg

>90% stay on starting dose of 5mg (one tube)

>Simple application process

Hypogonadism Is an Unmet Need and Under-penetrated Market

•39% of U.S. males over 45 yrs are hypogonadal1

>Less than 10% of affected population receives treatment

•Increasing physician and patient education and awareness should result in increased treatment

1 Mulligan T. et al. Int J. Clin Pract 2006

Gels Continue to Drive Significant Growth in TRT Marketplace Source: IMS data

$35 $117 $ 198 $281 $334 $371 $ 439 $545 $685 $892 $1,149 $49 $59 $ 77 $ 118 $ 210 $302 $390

$ 451 $483 $554 $663 $ 810 $1,041

0 200 400 600 800 1 , 000 1 , 200 1 , 400

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Gel

Patch

Oral

Injectables

($ in millions)

$1,329

Testosterone Replacement Therapy Landscape is Changing

•New competition in 2011 should help increase overall market

–Axiron 2% solution

–Fortesta 2% gel

–Androgel 1.6% gel

•Expected further increase in physician and patient education and awareness

XIAFLEX Pipeline

XIAFLEX® Represents a Pipeline in a Product

- U.S. patent protected through 2028

PRODUCT LATE RESEARCH PRE-CLINICAL PHASE I PHASE II PHASE III MARKET

XIAFLEX

XIAFLEX

XIAFLEX

XIAFLEX

XIAFLEX

XIAFLEX

Dupuytren’s Contracture

Peyronie’s Disease

Frozen Shoulder Syndrome

Canine Lipoma*

Human Lipoma*

Cellulite*

*Right to exercise option for exclusive global license from BioSpecifics Technologies Corp.

Peyronie’s disease Is a Devastating Disorder with No Approved Therapies

1 Smith BH. Am J Clin Pathol. 1966;45:670-678. 2 Somers KD, Dawson DM. J Urol. 1997;157:311-315.

•Scarring phenomenon affecting the tunica albuginea1

•Plaques show excessive collagen deposition2

•Potential Symptoms

>Pain with erection, penile curvature/ deviation, penile shortening, indentations, and/or erectile dysfunction

>May experience difficulty with sexual intercourse, loss of self-esteem, and depression

We believe Peyronie's Disease Is Under-diagnosed and Under-treated

- Prevalence of Peyronie's disease is estimated to be approximately 5% in adult men[1,2,3]
  - Actual prevalence may be higher, based on autopsies[4]
- Prevalence rate increases with age
  - The average age of disease onset is 53 years[5]
- High association with other diseases such as:
  - Diabetes, erectile dysfunction (ED), Dupuytren's contracture, plantar fascial contracture, tympanosclerosis, gout, and Paget's disease[6]

[1] Bella A. Peyronie's Disease J Sex Med 2007;4:1527–1538
[2] Lue TF, et al. Summary of the recommendations on sexual dysfunctions in men. J Sex Med 2004;1:6–23.
[3] Mulhall JP, et al. Subjective and objective analysis of the prevalence of Peyronie's disease in a population of men presenting for prostate cancer screening. J Urol 2004;171:2350–3.
[4] Smith BH. *Am J Clin Pathol.* 1966;45:670-678.
[5] Lindsay MB, *J Urol.* 1991;146:1007-1009.
[6] Nyberg L, *J Urol.*128: 48, 1982

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AUXILIUM
Innovations for Life™

Peyronie’s Disease Phase III Development Program

Study Type ~ # Subjects Sites XIAFLEX: Placebo Duration

AUX-CC-803 Double-blind, placebo controlled 400 ~ 30 US

5 AUS 2:1 52 Wks

AUX-CC-804 Double-blind, placebo controlled 400 ~ 30 US

5 AUS 2:1 52 Wks

AUX-CC-802 Open Label 250 12 US

6 NZ

18 EU N/A 36 Wks

AUX-CC-805 Pharmacokinetics 16 1 US N/A 4 Wks

XIAFLEX 0.58 mg Two injections per treatment cycle 24 to 72 hours between injections Penile plaque modeling following each cycle Up to 4 cycles at 6 week intervals Co-primary endpoints of disease bother and penile curvature

We Believe Changes to the Phase IIb Trial Design Should Increase the Chance of Success in Phase III

•4 cycles of therapy in the phase III trial

•All patients receive modeling in the phase III trial

•All patients must have greater than 12 months of disease since diagnosis to enter the phase III trial

Mean net improvements in phase IIb penile curvature and bother domain for modeling arm would have met statistical significance using phase III co-primary endpoint requirements

Peyronie’s Pivotal Phase III Update

•Active dosing phase complete

•Entering 34 week follow-up phase of studies

•Top line results in Peyronie’s should be available in 2Q12

Collagen Septae Enable Edematous Fibrosclerotic Panniculopathy (EFP) Cellulite Collagen Network

EFP Represents an Unmet Medical Need

•Current non-surgical treatment options have not shown benefit in EFP

–OTC pills, creams and lotions.

–Unapproved mixtures of enzymes and fat dissolvers

–Various devices, including lasers

•There are currently no FDA approved medical therapies for EFP

•Surgical approaches have shown some benefit, but are invasive

–Liposuction

–Subscision

•We believe XIAFLEX may enable physicians to enzymatically and specifically lyse the septae, in a more targeted fashion than subscision, possibly resulting in a smoother appearance to the skin surface.

Early Pilot Phase I Trial was Encouraging

•Drs. Dagum and Badalamente at SUNY Stony Brook

•10 female subjects were treated with a single 0.58 mg dose of collagenase

•76% reduction in the physician reported appearance of cellulite and a patient satisfaction score of 1.75 at 6 months

–Scale for the patient satisfaction scoring ranged from 1 being completely satisfied and 4 being not satisfied

Considerable Work Done in Cellulite

•Pre-IND meeting with FDA to determine a path forward

•Pre-clinical work done with subcutaneous injections of XIAFLEX at variable doses in a mini-pig study

–Lysis of collagen in dermal septae was observed at all doses

•Completing stability work on new diluent and dosage formulations

•Preparation for the filing of an IND in the 4Q11

38 Cellulite – Phase Ib Dose Escalation Study

•Expected to begin in 1Q12

•Assess the safety and efficacy of XIAFLEX in the treatment of cellulite

–Multiple doses in various volumes and concentrations

–10 injection sites over an 8 x 10cm surface area

–Seven cohorts followed for 90 days

•Physician and patient reported improvement of cellulite endpoints

•Topline results expected in 4Q12

Collagen Accumulation Can Result in Adhesive Capsulitis Normal Shoulder Frozen Shoulder

Adhesive Capsulitis Represents an Unmet Medical Need

•Current treatment options have limited results

–non-steroidal pain relievers

–oral steroids

–corticosteroid injections

–physical therapy all with limited results.

•Manipulation of the shoulder under anesthesia or arthroscopic surgery can disrupt the frozen capsule

•There are currently no FDA approved non-surgical therapies for Frozen Shoulder

•We believe that XIAFLEX may act by thinning the thickened collagen capsule allowing improved range of motion of the affected shoulder.

Early Pilot Phase II Trial was Encouraging

•Drs. Wang and Badalamente at SUNY Stony Brook

–60 subjects treated with varying doses of collagenase

–Following a single injection of collagenase, 8 subjects in the collagenase groups or approximately 16% achieved successful treatment outcomes

–In the subsequent open label portion, 46 subjects received additional injections of 0.58 mg of collagenase up to a total of 4 injections

–By the third injection, 43 of the 46 subjects in the open label extension or 93%, had achieved a response with increased shoulder motion

•Saline injection study

–Injected sterile saline under ultrasound guidance

–All subjects confirmed appropriate location of injection

–All injections confirmed as extraarticular

Frozen Shoulder – Phase IIa Dose Escalation Study

•To assess the safety and efficacy of XIAFLEX in the treatment of Frozen Shoulder

–Two doses (0.29 and 0.58 mg) given under ultrasound guidance

–Approximately 50 subjects across 4 cohorts

–Up to three injections 21 days apart

–Subjects followed for 90 days

•Endpoint will be range of motion parameters for the affected shoulder

•Topline results expected in the 1Q13

BTC Will Advance Clinical Studies in Canine and Human Lipomas

•Lipomas consist of normal fat encapsulated within a collagen capsule or shell

•Current treatment options for lipoma include liposuction or surgical excision

•There are no approved non-surgical therapies

•We believe XIAFLEX may be beneficial in lysing that collagen capsule allowing redistribution of the normal fat and reduction or disappearance of the palpable lipoma

XIAFLEX – Additional Data and Development Work Ongoing

•Some small pilot studies were conducted examining the effects of collagenase on lipomas in humans and animals.

•Investigators noted improvement in lipomas, specifically reduction in their size, following injections of collagenase.

•BTC is planning a pilot dose escalation study with treatment of benign lipomas with XIAFLEX in14 human subjects.

•BTC is planning a study in 32 canines in which they will examine several doses for the treatment of benign lipomas with XIAFLEX.

Business Development Efforts Expected to Focus on Building Out Pipeline

•Leverage current infrastructure of Testim and XIAFLEX field forces with marketed products

•Seeking Phase II and later assets in Urology, Endocrinology, Rheumatology, and Orthopedics

•Niche products with specialty physician call points also represent development opportunities

2Q11 Financial Results ($ Millions)

Incr. / (Decr.)

2Q11 2Q10 $ %

Total Revenues $ 65.9 $ 50.5 $15.5 31%

Cost of Goods Sold * $ 14.4 $ 11.5 $ 2.8 25%

Gross Profit $ 51.6 $ 39.0 $ 12.6 32%

% of Revenues 78% 77%

R & D Expense * $ 13.3 $ 11.1 $ 2.2 20%

SG&A Expense * $ 43.4 $ 41.2 $ 2.1 5%

Net Loss $ (5.1) $ (13.5) $ 8.3 62%

Earnings per share $ (0.11) $ (0.28) $ 0.18 62%

* Stock Based Comp Expense $ 4.0 $ 4.6 $ (0.7) (15%)

Cash & Cash Equivalents $ 151.8

2011 Guidance

Global Testim Revenues	**$200 - 210 million**
Xiaflex:	
US Revenues	**45 - 50 million**
Ex US / Def Rev	**9 - 11 million**
Total Xiaflex	**$54 - 61 million**
Total Revenues	**$254 – 271 million**
R & D Expense	**$60 - 70 million**
S G & A Expense	**$170 - 180 million**
Net Income (Loss)	**$(40) - (45) million**
Stock Base Comp Expense	**$15 - 20 million**

AUXILIUM
Innovations for Life™

47

We Believe That Auxilium is Well-Positioned for Long-Term Growth

•Establish XIAFLEX as the standard of care for Dupuytren’s contracture in the U.S.

•Maximize Testim in a changing competitive environment

•Support Pfizer’s launch of XIAPEX for the treatment of Dupuytren’s contracture

•Complete the Peyronie’s Disease double blind studies and announce top-line data in 2Q12

•Initiate phase IIa clinical trial for frozen shoulder in 4Q11 and Phase Ib trial for cellulite in early 2012

•Work collaboratively with BTC to assist them as they initiate studies using XIAFLEX

Our Vision Is to Become a Rapidly Growing, Profitable and Sustainable Biopharmaceutical Company

Maximize Value of Testim and XIAFLEX

Deliver on Current Pipeline

Build Out Pipeline in Specialty Therapeutic Areas

Management Contact

James E. Fickenscher/CFO

Auxilium Pharmaceuticals, Inc.

(484) 321-5900

jfickenscher@auxilium.com

William Q. Sargent Jr./ VP IR

Auxilium Pharmaceuticals, Inc.

(484) 321-5900

wsargent@auxilium.com